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                                                                     Exhibit 4.1

COMMON STOCK

[Vignette]
[Neuberger Berman logo]

NUMBER                                         SHARES

    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

    CUSIP 641234 10 9
    SEE REVERSE FOR CERTAIN DEFINITIONS

                              Neuberger Berman Inc.
This Certifies that
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01
EACH OF THE COMMON STOCK OF
Neuberger Berman Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[NEUBERGER BERMAN INC. CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
        TRANSFER AGENT AND REGISTRAR
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    AUTHORIZED SIGNATURE
        /s/ C. Carl Randolph
        SECRETARY

           /s/ Jeffrey B. Lane
           PRESIDENT AND CHIEF EXECUTIVE OFFICER


                              NEUBERGER BERMAN INC.

    The Corporation will furnish without charge to each shareholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -   ___________ Custodian ____________
                        (Cust.)               (Minor)
                  under Uniform Gifts to Minors Act ________
                                                    (State)

Additional abbreviations may be used though not in the above list.

For value received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
POSTAL ZIP CODE OF ASSIGNEE.

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________


SIGNATURE(S) GUARANTEED:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.